UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. ______)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

AMERICA’S CAR-MART, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(l) and 0-11.

Your Vote Counts! AMERICA’S CAR - MART, INC. 1805 NORTH 2ND STREET SUITE 401 ROGERS, AR 72756 You invested in AMERICA’S CAR - MART, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on August 29, 2023. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to August 15, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1 - 800 - 579 - 1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person at the Meeting* August 29, 2023 10:00 AM CDT America’s Car - Mart, Inc. 1805 North 2nd Street Suite 401 Rogers, AR 72756 AMERICA’S CAR - MART, INC. 2023 Annual Meeting Vote by August 28, 2023 11:59 PM ET. For shares held in a Plan, vote by August 24, 2023 11:59 PM ET. *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V20352 - P97047 V1.2

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials at www.ProxyVote.com or easily request a paper copy. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote on these important matters. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V20353 - P97047 For 1. To elect seven directors for a term of one year and until their successors are elected and qualified: Nominees: 1a. Ann G. Bordelon For 1b. Julia K. Davis For 1c. Daniel J. Englander For 1d. William H. Henderson For 1e. Dawn C. Morris For 1f. Joshua G. Welch For 1g. Jeffrey A. Williams For 2. To approve an advisory resolution regarding the Company’s compensation of its named executive officers. 1 Year 3. To consider and act upon an advisory vote to determine the frequency with which stockholders will consider and approve an advisory vote on the Company’s compensation of its named executive officers. For 4. To ratify the selection of Grant Thornton LLP as the independent registered public accounting firm for the fiscal year ending April 30, 2024. NOTE: To transact such other business as may properly come before the meeting or any adjournment thereof.